Income Taxes Disclosure: Schedule of Components of Income Tax Expense (Benefit) (Details) - USD ($)	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016
Details
Net income (loss)	$ 78,424	$ (40,226)
Statutory tax rate	26.00%	26.00%
Expected tax recovery	$ 20,390	$ (10,458)
Permanent differences and other	905	2,224
Change in valuation allowance	$ (21,295)	$ 8,234